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                         THE COMMUNITY REINVESTMENT ACT
                            QUALIFIED INVESTMENT FUND
                                  (the "Fund")

                                   [GRAPHIC]

THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE (1) A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF CAPITAL AND (2) INVESTMENTS THAT WILL BE DEEMED TO BE QUALIFIED UNDER THE COMMUNITY REINVESTMENT ACT OF 1977.

                                   PROSPECTUS
                                 OCTOBER 1, 2003
                                  (As Revised
                                December 1, 2003)


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

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

                                TABLE OF CONTENTS

                                                                            Page

RISK/RETURN SUMMARY............................................................1
Investment Objective...........................................................1
Principal Investment Strategy..................................................1
Principal Risks................................................................1
Performance Information........................................................2
Fees and Expenses..............................................................3
INVESTMENT OBJECTIVE AND POLICIES..............................................4
Investment Objective...........................................................4
Principal Investment Strategy..................................................4
Community Reinvestment Act of 1977.............................................5
Investment Policies............................................................6
FUND INVESTMENTS...............................................................7
RISK FACTORS...................................................................9
FEDERAL TAXES..................................................................9
PRICING OF FUND SHARES........................................................10
PURCHASING SHARES.............................................................10
Purchase Inquiries............................................................11
Exchange of Securities........................................................11
Purchases By Wire Transfer....................................................11
Purchases by Check............................................................12
Purchases of Shares Through a Shareholder Servicing Agent.....................12
Customer Identification Program...............................................13
REDEEMING SHARES..............................................................13
DIVIDENDS AND DISTRIBUTIONS...................................................14
INVESTMENT ADVISOR............................................................14
DISTRIBUTION PLAN.............................................................14
FINANCIAL HIGHLIGHTS..........................................................15
SERVICE PROVIDERS.............................................................16
WHERE TO FIND MORE INFORMATION..............................................Back
ANNUAL AND SEMI-ANNUAL REPORTS..............................................Back
STATEMENT OF ADDITIONAL INFORMATION.........................................Back

                               RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

     The Fund's investment objective is to provide (1) a high level of current income consistent with the preservation of capital and (2) investments that will be deemed to be qualified under the Community Reinvestment Act of 1977, as amended (the "CRA").

PRINCIPAL INVESTMENT STRATEGY

     The Fund's principal investment strategy is to invest in debt securities that will cause shares of the Fund to be deemed to be qualified under the CRA, so that financial institutions that are subject to the CRA may receive investment test or similar credit under the CRA with respect to shares of the Fund held by them.

PRINCIPAL RISKS

     The Fund's investment adviser, CRAFund Advisors, Inc. (the "Advisor"), believes that shares of the Fund will be deemed qualified investments under the CRA and will cause financial institutions to receive CRA credit with respect to shares of the Fund owned by them. The Fund's goal of holding securities that will allow shares of the Fund to be deemed qualified under the CRA will cause the Advisor to take this factor into account in determining which securities the Fund will purchase and sell. Accordingly, portfolio decisions will not be exclusively based on the investment characteristics of the securities, which may or may not have an adverse effect on the Fund's investment performance. For example, the Fund may hold short-term investments that produce relatively low yields pending the selection of long-term investments believed to be CRA-qualified. In addition, the Fund may sell securities for CRA purposes at times when such sales may not be desirable for investment purposes. Such sales could occur, for example, if a financial institution redeems its shares of the Fund, or if investments that have been designated to specific shareholders for CRA-qualifying purposes are ultimately determined not to be, or to have ceased to be, CRA-qualifying. See "INVESTMENT OBJECTIVE AND POLICIES - Community Reinvestment Act of 1977."

     Generally, the prices of fixed-income debt securities tend to move in the opposite direction of interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise.

     The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or private entities.

     Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. When this occurs, the Fund may lose a portion of its principal investment to the extent the Fund paid any premium for a security. In addition, the Fund's yield may be affected by reinvestment of prepayments at lower rates than the original investment.

     The Fund is a non-diversified investment company. Compared to a diversified investment company, the Fund may invest a greater percentage of its assets in the securities of a particular issuer. A change in value of such securities will affect the value of the Fund's portfolio more than it would affect a diversified investment company.

     The Fund may sell securities that it has held for less than one year. When it does so, the Fund may realize short-term capital gains, which are taxed at higher rates than long-term capital gains.

     All mutual funds are affected by changes in the economy and swings in investment markets. You could lose money if the Fund's investments fall in value.

PERFORMANCE INFORMATION

The following bar chart and table below provide an indication of the risks of investing in the Fund by showing: a) changes in the performance of the Fund's shares from year to year; and b) how the average annual returns for the Fund's shares compare to those of broad-based securities market indices.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.

                   Year-by-year total return as of December 31

                                    BAR CHART
                         2000         2001          2002
                        10.67%        6.15%        10.60%

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     BEST QUARTER:     Q 3     09/2002      5.80%
     WORST QUARTER:    Q 1     03/2002     (0.75)%

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The Fund's performance for the six-month period ending June 30, 2003 was 3.56%.

The table shows the Fund's average annual total returns for the periods ended December 31, 2002, as compared to broad-based market indices.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/02
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                                                                SINCE INCEPTION
                                                     ONE YEAR  (AUGUST 30, 1999)
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The Community Reinvestment Act Qualified
   Investment Fund                                    10.60%         8.10%
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The Merrill Lynch U.S. Domestic Master Index          10.41%         9.40%
--------------------------------------------------------------------------------
The Community Reinvestment Act Qualified
   Investment Fund Composite Index                     9.27%         8.94%
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     The Merrill Lynch U.S.  Domestic  Master Index is comprised of  outstanding debt of the U.S. Treasury Note and Bond, U.S. Agency, Mortgage Pass-through and U.S. Investment Grade Corporate Bond markets. To supplement the performance comparison, the Fund's Advisor has compiled The Community Reinvestment Act Qualified Investment Fund Composite Index ("Composite Index") which more closely tracks the asset allocation of the Fund. The Composite Index is comprised of 70% Mortgage Master Index, 20% in A-Rated (or better) U.S. Corporate bonds and 10% in U.S. Treasury Bills Index.

FEES AND EXPENSES

     This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

     Shareholder Fees (fees paid directly from your investment)

          Maximum Sales Charge (Load) Imposed on Purchases                  NONE
          Maximum Deferred Sales Charge (Load)                              NONE
          Maximum Sales Charge (Load) Imposed on Reinvested Dividends       NONE
          Redemption Fee (as a percentage of amount redeemed)               NONE
          Exchange Fee                                                      NONE

     Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

          Management Fees                                                 0.50%
          Distribution (12b-1) Fees1                                      0.25%
          Other Expenses                                                  0.27%
          Total Annual Fund Operating Expenses                            1.02%
          Fee Waivers and Expense Reimbursements                         (0.02)%
          Net Annual Fund Operating Expenses2                             1.00%

1 If you hold your shares for a substantial period of time, distribution fees may total more than the economic equivalent of the maximum front-end sales charge currently allowed by the Conduct Rules of the National Association of Securities Dealers, Inc.

2 The Advisor has contractually agreed to waive fees and reimburse expenses until May 31, 2004 so that Net Annual Fund Operating Expenses will be no more than 1.00% of the Fund's average daily net assets. The Advisor may not recoup waived fees and reimbursed expenses.

     Example: This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     1 Year              3 Years             5 Years             10 Years
     ------              -------             -------             --------

      $104                 $325                $563               $1,248

                        INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

     The Fund's investment objective is to provide (1) a high level of current income consistent with the preservation of capital and (2) investments that will be deemed to be qualified under the CRA. The Fund's Board of Trustees may change the investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

     The Fund's principal investment strategy is to invest in debt securities that will cause shares of the Fund to be qualified under the CRA, so that financial institutions that are subject to the CRA may receive investment test or similar credit under the CRA with respect to shares of the Fund held by them. The Advisor believes that securities held by the Fund will provide returns that are competitive with those of similar securities that are not CRA-qualified.

COMMUNITY REINVESTMENT ACT OF 1977

     The CRA requires the federal bank regulatory agencies to encourage most financial institutions that are insured by the Federal Deposit Insurance Corporation to help meet the credit needs of their local communities, including low and moderate income neighborhoods. Larger retail institutions receive an overall CRA rating based on their evaluated performance in three areas: lending, service and investments. For an institution with $250 million or more in assets or for an institution whose holding company has $1 billion or more in assets, the investment test comprises 25% of the overall CRA rating. While smaller banks are subject only to a lending test, they can use their qualified investments to enhance their overall rating. Banks that are designated as limited purpose or wholesale banks for CRA purposes can elect to be evaluated partially or totally on their qualified investment performance.

     In most cases, qualified investments are required to be responsive to the credit and community development needs of a financial institution's delineated assessment CRA area or a broader statewide or regional area that includes the institution's assessment area. For such a financial institution to receive CRA investment test credit with respect to the Fund's shares, the Fund must hold CRA-qualifying investments that relate to the financial institution's assessment area. Institutions that have been designated by their regulators as "wholesale" or "limited purpose" under the CRA may receive credit for qualified investments wholly outside of their assessment area, provided they have otherwise adequately addressed their assessment area needs. Although each shareholder of the Fund will indirectly own an undivided interest in all the Fund's investments, the
Fund will designate specific securities to specific shareholders for CRA-qualifying purposes.

     Investments are not typically designated as CRA-qualifying at the time of issuance by any governmental agency. Accordingly, the Advisor must evaluate whether each potential investment may be CRA-qualifying with respect to a specific shareholder. The final determinations of whether securities are CRA-qualifying are made by the federal and, where applicable, state bank regulatory agencies during their periodic examinations of these institutions. There is no assurance that the agencies will concur with the Advisor's evaluation of securities as CRA-qualifying. If the Advisor became aware that a security acquired for CRA-qualifying purposes was not likely to produce CRA investment test credit, for example due to a change in circumstances pertaining to the security, ordinarily the Fund would sell that security and attempt to acquire a replacement security that the Advisor deemed to be CRA-qualifying.

     In determining whether a particular investment is a qualified investment, the Advisor will consider whether the investment has as its primary purpose community development. The Advisor will consider whether such investment: (1) provides affordable housing for low-or-moderate-income individuals; (2) provides community services targeted to low-or-moderate-income individuals; (3) funds activities that (a) finance businesses or farms that meet the size eligibility standards of the Small Business Administration's Development Company or Small Business Investment Company programs or have annual revenues of $1 million or less and (b) promote economic development; or (4) funds activities that revitalize or stabilize low-or-moderate-income areas. An activity may be deemed to promote economic development if it supports permanent job creation, retention, and/or improvement for persons who are currently low-or-moderate-income, or supports permanent job creation, retention, and/or improvement in low-or-moderate-income areas targeted for redevelopment by federal, state, local or tribal governments. Activities that revitalize or stabilize a low-or moderate-income geography are activities that help attract and retain businesses and residents. The Advisor maintains documentation, readily available to a financial institution or an examiner, supporting its judgment that a security would be a qualifying investment for CRA investment test credit purposes.

     The Fund will require time after selling shares to acquire a significant volume of investments in particular geographic areas relevant to shareholders. The length of time will depend upon the depth of the market for CRA-qualified investments in the relevant areas. In some cases, the Advisor expects that CRA-qualified investments will be immediately available. In others, it may take weeks or months to acquire a significant volume of CRA-qualified investments in a particular area. The Advisor believes that investments in the Fund during these time periods will be considered CRA-qualified provided the purpose of the Fund includes serving the investing institution's assessment area(s) and the Fund is likely to achieve a significant volume of investments in the region after a reasonable period of time. As the Fund continues to operate, it may dispose of securities that were acquired for CRA-qualifying purposes, in which case the Advisor will normally attempt to acquire a replacement security that would be CRA-qualifying.

INVESTMENT POLICIES

     Under normal circumstances, the Fund will invest primarily in securities which have a rating in the highest category assigned by a nationally recognized statistical rating organization ("Rating Agency"), for example, AAA by Standard & Poor's Ratings Group and/or Aaa by Moody's Investors Services, Inc., or which are deemed by the Advisor to be of comparable quality to securities so rated, or which are credit-enhanced by one or more entities with one of the above credit ratings.

     The Fund may also invest up to 25% of its net assets in investment grade securities that are rated in the second or third highest rating categories assigned by a Rating Agency, or which are deemed by the Advisor to be of comparable quality to securities so rated, or which are credit-enhanced by one or more entities with one of the above credit ratings.

     Under normal circumstances, the Fund will invest at least 90% of its net assets in CRA-qualifying securities. The Fund will provide shareholders at least 60 days notice prior to a change in this policy. Such securities would include single-family, multi-family and economic development loan-backed securities. As a result, the Fund will invest a significant amount of its assets in securities issued by the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), and Government National Mortgage Association ("Ginnie Mae").

     The Fund may invest a significant amount of its assets in taxable municipal bonds whose primary purpose is community development.

     The Fund may invest in certificates of deposit that are insured by the Federal Deposit Insurance Corporation ("FDIC") and are issued by financial institutions that are (1) certified as Community Development Financial Institutions, or (2) minority- or women-owned and primarily lend or facilitate lending in low- or moderate-income areas or to low- or moderate-income individuals to promote community development. The Fund may also invest in certain securities issued by the Small Business Administration.

     The Fund may temporarily hold investments that are not part of its principal investment strategy to try to avoid losses during unfavorable market conditions or pending the acquisition of investments believed to be
CRA-qualified. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements. This strategy could prevent the Fund from achieving its investment objective and could reduce the Fund's return and affect its performance during a market upswing.

                                FUND INVESTMENTS

     Ginnie Mae securities and U.S. Treasury bills, notes and bonds are direct obligations of the U.S. Government and are backed by the full faith and credit of the U.S. Government.

     Fannie   Mae   and   Freddie   Mac    securities   are   issued   by   U.S.
Government-sponsored enterprises. These securities are neither issued nor guaranteed by the United States Treasury and therefore, are not backed by the full faith and credit of the U.S. Government.

     Taxable municipal bonds are rated as to their creditworthiness by various Rating Agencies. The Fund will invest only in these securities if they conform to the credit qualifications described above under "INVESTMENT OBJECTIVE AND POLICIES - Investment Policies."

     The Fund may invest in mortgage-backed securities ("MBSs"), such as those issued by Ginnie Mae, Freddie Mac and Fannie Mae, which generally pay monthly payments consisting of both interest and principal. The value of MBSs are based on the underlying pools of mortgages that serve as the asset base for the securities. The value of MBSs will be significantly influenced by changes in interest rates because mortgage-backed pool valuations fluctuate with interest rate changes. Specifically, when interest rates decline, many borrowers refinance existing loans, resulting in principal prepayments which leads to early payment of the securities. Prepayment of an investment in MBSs can result in a loss to the Fund to the extent of any premium paid for MBSs. In addition, a decline in interest rates that leads to prepayment of MBSs may result in a reinvestment requirement at a time when the interest rate environment presents less attractive investment alternatives.

     The Fund may also invest in Federal Housing Administration ("FHA") project loans which are mortgage loans insured by the FHA and supported by the full faith and credit of the U.S. Government.

     Certificates of deposit ("CDs") are promissory notes issued by banks and other financial institutions for fixed periods of time at fixed rates of interest. The Fund may invest in CDs issued by Community Development Financial Institutions or other eligible depositories. Early withdrawal of CDs may result in penalties being assessed against the holder of the CD.

     The Fund may invest in repurchase agreements with broker-dealers, banks and other financial institutions, provided that the Fund's custodian always has possession of the securities serving as collateral for the repurchase agreements or has proper evidence of book entry receipt of said securities. In a repurchase agreement, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All repurchase agreements entered into by the Fund must be collateralized by U.S. Government securities, the market values of which equal or exceed 102% of the principal amount of the Fund's investment. If an institution with whom the Fund has entered into a repurchase agreement enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into repurchase agreements only with institutions and dealers the Advisor considers creditworthy under guidelines approved by the Fund's Board of Trustees.

     The Fund may also engage in reverse repurchase transactions in which the Fund sells its securities and simultaneously agrees to repurchase the securities at a specified time and price. Reverse repurchase transactions are considered to be borrowings by the Fund.

     The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Advisor's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but the Fund will maintain a segregated account with its custodian consisting of cash, cash equivalents, U.S. Government securities or other high-grade liquid debt securities in an amount equal to the aggregate fair market value of its commitments to such transactions. A risk of investing in this manner is that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the security delivery takes place.

     Securities purchased by the Fund may include variable rate instruments. Variable rate instruments provide for periodic adjustments in the interest rate. In the case of variable rate obligations with a demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer and the liquidity agent of a variable rate obligation defaulted on the payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

     The Fund also may invest in securities issued by other investment companies.

     For further information concerning the Fund's investment policies and restrictions, see "Investment Policies and Restrictions" in the Fund's Statement of Additional Information.

                                  RISK FACTORS

     The  following  information   supplements  the  information  set  forth  in
"RISK/RETURN SUMMARY - Principal Risks" and "FUND INVESTMENTS" above.

     Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

     Your investment in the Fund is not a deposit or obligation of, or insured or guaranteed by, any entity or person, including the U.S. Government and the FDIC. The Fund may be particularly appropriate for banks and other financial institutions that are subject to the CRA. The value of the Fund's investments will vary from day-to-day, reflecting changes in market conditions, interest rates and other political and economic factors. There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to market risk. There also can be no assurance that either the Fund's investments or shares of the Fund will receive investment test credit under the CRA.

     Changes in laws, regulations or the interpretation of laws and regulations could pose risks to the successful realization of the Fund's investment objectives. It is not known what changes, if any, will be made to the CRA over the life of the Fund. CRA regulations play an important part in influencing the readiness and capacities of financial institutions to originate CRA-qualifying securities. Changes in the CRA might impact upon Fund operations and might pose a risk to the successful realization of the Fund's investment objectives.

     Many investments purchased by the Fund will have one or more forms of credit enhancement. An investor in a credit enhanced debt instrument typically relies upon the credit rating of the credit enhancer to evaluate an issue's credit quality and appropriate pricing level. There can be no assurance that the credit rating of a public or private entity used as a credit enhancer on a Fund investment will remain unchanged over the period of the Fund's ownership of that investment.

                                  FEDERAL TAXES

     The Fund intends to qualify each year as a regulated investment company under applicable federal tax provisions. In any fiscal year in which the Fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the Fund generally will not have to pay any federal tax.

     Generally, all ordinary and capital gains distributions to you will be taxable whether they are reinvested or received in cash, unless you are exempt from taxation or entitled to a tax deferral. Early each calendar year, you will be notified as to the amount and federal tax status of all distributions paid to you from the prior year. Such distributions may also be subject to state or local taxes.

     The Fund's investment strategies will generally cause its distributions to consist primarily of ordinary income. You will generally not be eligible for any dividends received deduction with respect to Fund distributions. In addition, you should note that the Fund does not expect to pay dividends that are eligible for the recently enacted reduced tax rate or corporate dividends.

     You may recognize gain or loss on redemptions of Fund shares based on the difference between your redemption proceeds and your basis in the shares. Certain restrictions on loss recognition may apply, however, such as the "wash sale" limitation, which disallows a loss on a sale of stock or securities if substantially identical stock or securities are purchased within 30 days before or after the sale.

     You should note that if you purchase Fund shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

     Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state.

     The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

                             PRICING OF FUND SHARES

     The price of the  Fund's  shares  is based on the  Fund's  net asset  value
(NAV). The NAV per share is determined as of the close of trading (normally 4:00 p.m. Eastern time) every day when both the New York Stock Exchange and the Fund's custodian are open for business. The Fund will not price its shares on national holidays or other days when the New York Stock Exchange is closed for trading. NAV per share is calculated by dividing the total value of the Fund's assets after subtracting liabilities by the number of shares outstanding. The Fund's portfolio securities are valued at market value based on dealer bid quotations. Securities for which quotations are not available and any other assets are valued at fair value as determined in good faith by the Advisor, subject to the review and supervision of the Fund's Board of Trustees.

                                PURCHASING SHARES

     Shares of the Fund are sold at the NAV per share next determined after receipt of a purchase order by the Fund. See "Purchases By Wire Transfer" and "Purchases By Check" below. The minimum initial investment is $500,000. The Fund reserves the right in its discretion to vary or waive the minimum initial investment for any purchase. There is no minimum requirement for subsequent purchases. Shares are sold without any front-end sales charge, which means that the full amount of your purchase price will be invested in Fund shares. The Fund imposes no deferred sales charges.

     PURCHASE INQUIRIES. If you are considering investing in the Fund, contact Neil M. Solomon at the Advisor, toll-free at 1-877-272-1977. Mr. Solomon will provide information concerning your investment options and can provide all materials and procedures required to open an account. New accounts can be opened through an exchange of securities, by wire transfer, or by check purchase. These options also are available to existing shareholders and are discussed further below.

     EXCHANGE OF SECURITIES. The Fund may issue its shares in exchange for securities owned by an investor. The Fund will issue its shares only in exchange for securities that the Advisor believes are CRA-qualified. To determine the number of Fund shares that will be issued in the exchange, the investor's securities will be valued at the mean between their bid and asked quotations, which differs from the method used for valuing the Fund's portfolio securities. See "PRICING OF FUND SHARES" above. This method of valuing exchanged securities benefits both existing shareholders and the investor exchanging the securities ("Purchaser"). The Purchaser will receive a greater number of Fund shares by exchanging securities at the mean between the bid price and asked price than it would if it liquidated the securities at the lower bid price and then purchased Fund shares with the cash proceeds. This benefit may provide the Purchaser with an incentive to go through the additional procedures associated with an exchange. On the other hand, if the Fund purchased the same type of securities with cash, it would pay the higher asked price. In either case, the Fund must value the securities for purposes of determining the NAV per share in accordance with its valuation policies. See "PRICING OF FUND SHARES" above. Thus, the Purchaser benefits by receiving a greater number of Fund shares while the existing shareholders benefit from the Fund's acquisition of securities at a lower price than it would otherwise pay. In addition, both the Purchaser and the Fund avoid incurring any brokerage transaction costs.

     To discuss arrangements for purchasing Fund shares in exchange for your securities, contact Neil M. Solomon at the Advisor toll-free at 1-877-272-1977.

     PURCHASES BY WIRE TRANSFER. You may purchase shares by making a wire transfer of federal funds to Citco-Quaker Fund Distributors, Inc., the Fund's distributor. You must include the full name in which your account is registered and the Fund account number, and should address the wire transfer as follows:

     Wachovia Bank, N.A.
     Philadelphia, Pennsylvania
     ABA # 031201467
     For Account of The Community Reinvestment Act Qualified Investment Fund Acct. # 2000021333877
     For further credit (Your Name)
     Acct. # (Your Acct. No.)

     Before making an initial investment by wire transfer, you must first call Neil M. Solomon at the Advisor at 1-877-272-1977 to request an account number and furnish the Fund with your taxpayer identification number. In addition, you must promptly forward a completed new account application with signature(s) of authorized officer(s) and appropriate corporate resolutions or other evidence of authority to: Neil M. Solomon, CRAFund Advisors, Inc., 1830 Main Street, Suite 204, Weston, FL 33326. The Fund will not be responsible for the consequence of delays in the wire transfer system. See "Purchase Inquiries" above.

     PURCHASES BY CHECK. You can purchase shares by sending a check to The Community Reinvestment Act Qualified Investment Fund, c/o CRAFund Advisors, Inc., 1830 Main Street, Suite 204, Weston, FL 33326, Attention: Neil M. Solomon, including the name in which the account is registered and the account number. Initial share purchases must be accompanied by a completed new account application with signature(s) of authorized officer(s) and appropriate corporate resolutions or other evidence of authority. See "Purchase Inquiries" above. Checks are accepted subject to collection. If shares are purchased by check and redeemed within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared, a period of up to fifteen days.

     You will receive a statement showing the number of shares purchased, the net asset value at which your shares were purchased, and the new balance of Fund shares owned each time you purchase shares of the Fund. The Fund does not issue share certificates. All full and fractional shares will be carried on the books of the Fund.

     All applications to purchase shares of the Fund are subject to acceptance by authorized officers of the Fund and are not binding until accepted. The Fund reserves the right to reject purchase orders.

     PURCHASE OF SHARES THROUGH A SHAREHOLDER SERVICING AGENT. Shares of the Fund may be available through certain financial institutions (each such institution is a "Shareholder Servicing Agent"). Certain features of the Fund's shares, such as the initial investment minimum, may be modified or waived by a Shareholder Servicing Agent. A Shareholder Servicing Agent may impose transaction or administrative charges or other direct fees. Therefore, you should contact the Shareholder Servicing Agent acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of shares and should read this Prospectus in light of the terms governing your accounts with the Shareholder Servicing Agent.

     A Shareholder Servicing Agent will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with the Fund and with clients and customers. A Shareholder Servicing Agent or, if applicable, its designee that has entered into an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment and the order received by the Fund no later than the Fund's pricing on the following business day. If payment is not received by such time, the Shareholder Servicing Agent could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when a Shareholder Servicing Agent, or if applicable, its authorized designee, accepts a purchase or redemption order in good order, provided payment and the order are received by the Fund on the following business day. Orders received by the Fund in good order will be priced at the Fund's net asset value next computed after they are accepted by the Shareholder Servicing Agent or its authorized designee.

     For further information as to how to direct a Shareholder Servicing Agent to purchase or redeem shares of the Fund on your behalf, you should contact your Shareholder Servicing Agent.

     CUSTOMER IDENTIFICATION PROGRAM. Federal regulations may require the Fund to obtain your name, principal place of business, employer identification number
(EIN) or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Applications without such information may not be accepted. To the extent permitted by applicable law, the Fund reserves the right to (i) place limits on transactions in your account until your identity is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified.

                                REDEEMING SHARES

     You may redeem your shares in the Fund at any time and for any reason. Upon receipt by the Fund of a redemption request and any other required documents in proper form, your shares of the Fund will be redeemed at their next determined NAV.

     Redemption requests must be in writing and sent to The Community Reinvestment Act Qualified Investment Fund, c/o CRAFund Advisors, Inc., 1830 Main Street, Suite 204, Weston, FL 33326, Attention: Neil M. Solomon. To be in proper form, your redemption request must:

     o Specify the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed; and

     o Be signed by the authorized representative(s) exactly as their names appear on the account.

     The Fund will not process a redemption request unless it has received a completed new account application and other documentation described in "PURCHASING SHARES - Purchases by Wire Transfer" and "PURCHASING SHARES - Purchases by Check" above. Further documentation may be requested to evidence the authority of the person or entity making the redemption request.

     When you redeem your shares, they may be worth more or less than you paid for them, depending upon the value of the Fund's portfolio securities at the time of redemption.

     Payment for shares redeemed is made within seven days after receipt by the Fund of a request for redemption in proper form. The Fund will normally pay redemption proceeds in cash but reserves the right to deliver securities owned by the Fund instead of cash. The Fund reserves the right to suspend or postpone redemptions during any period when (a) trading on any of the major U.S. stock exchanges is restricted, as determined by the Securities and Exchange Commission ("SEC"), or when the major exchanges are closed for other than customary weekend and holiday closings, (b) the SEC has by order permitted such suspension, or (c) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. The Fund may redeem all shares held by a shareholder whose account value is less than the minimum initial investment as a result of redemptions.

                           DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to declare and pay dividends from net investment income monthly. The Fund intends to make distributions of capital gains, if any, at least annually, usually in December. Dividends and distributions are reinvested in additional shares unless you indicate in the account application or otherwise in writing that you want to have dividends and distributions paid in cash.

                               INVESTMENT ADVISOR

     CRAFund Advisors, Inc. is a registered investment adviser founded in November 1998, with headquarters at 1830 Main Street, Suite 204, Weston, Florida 33326.

     The Advisor was organized to provide investment advice to the Fund. It currently does not advise other regulated investment companies.

     Barbara VanScoy serves as Portfolio Manager. She has been a Principal of the Advisor and its Director of Research since the Fund commenced operations on August 30, 1999. Ms. VanScoy has 12 years experience in fixed-income securities.

     Under the terms of an investment advisory agreement, the Advisor, subject to the supervision of the Fund's Board of Trustees, will manage the investment operations of the Fund in accordance with the Fund's investment policies. For the fiscal year ended May 31, 2003, the Advisor received a fee (after waivers) of 0.48% of the Fund's average daily net assets.

                               DISTRIBUTION PLAN

     The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The distribution plan allows the Fund to pay fees for the sale and distribution of its shares. Because they are paid from Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Under the distribution plan, the Fund may pay Citco-Quaker Fund Distributors, Inc., or any other person, up to 0.25% per year of the Fund's average daily net assets for activities primarily intended to result in sales of the Fund's shares.

     The Fund has entered into an agreement related to its Distribution Plan with the National Community Reinvestment Coalition ("NCRC"). John Taylor, a Trustee of the Fund, is president and chief executive officer, and Irvin M. Henderson, also a Trustee of the Fund, is a member of the NCRC Board of Directors. That agreement provides that the Fund will pay NCRC $175,000 for services from January 1, 2003 through December 31, 2004.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table presented below is intended to help you understand the financial performance of the Fund for the period from its commencement of operations on August 30, 1999 through May 31, 2003. Certain information reflects the financial results for a single share in the Fund. The total return in the table represents the rate that an investor would have earned on an investment in the Fund assuming reinvestment of all dividends and distributions. The information for the fiscal year ended May 31, 2003 has been audited by Grant Thornton LLP, independent auditors. Their report, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information (the "SAI"). The Annual Report and SAI are available free of charge upon request. The information for the fiscal years ended May 31, 2002, 2001 and the period ended May 31, 2000 was audited by, KPMG LLP, the Fund's former auditors.

                         THE COMMUNITY REINVESTMENT ACT
                            QUALIFIED INVESTMENT FUND

---------------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEAR   FOR THE YEAR   FOR THE YEAR  FOR THE PERIOD
                                                              ENDED           ENDED         ENDED           ENDED
                                                           MAY 31, 2003   MAY 31, 2002   MAY 31, 2001   MAY 31, 2000*
                                                           ------------   ------------   ------------   -------------
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $    10.39     $    10.24     $     9.77     $    10.00
---------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income                                          0.48           0.53           0.58           0.36
---------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments         0.75           0.19           0.47          (0.23)
---------------------------------------------------------------------------------------------------------------------
      Total from investment operations                            1.23           0.72           1.05           0.13
---------------------------------------------------------------------------------------------------------------------
Distributions:
---------------------------------------------------------------------------------------------------------------------
   From net investment income                                    (0.48)         (0.53)         (0.58)         (0.36)
---------------------------------------------------------------------------------------------------------------------
   Net Realized Gains                                               --          (0.04)            --             --
---------------------------------------------------------------------------------------------------------------------
TOTAL DISBRIBUTION                                               (0.48)         (0.57)         (0.58)         (0.36)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $    11.14     $    10.39     $    10.24     $     9.77
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    12.11%          7.12%         10.96%          1.30%
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (in 000's)                     $  308,092     $  171,193     $   44,116     $    9,709
---------------------------------------------------------------------------------------------------------------------
   Ratio of expenses to average net assets:
---------------------------------------------------------------------------------------------------------------------
      Before expense reimbursement                               1.02%          1.25%          2.34%          8.02%1
---------------------------------------------------------------------------------------------------------------------
      After expense reimbursement                                1.00%          1.00%          1.00%          1.00%1
---------------------------------------------------------------------------------------------------------------------
   Ratio of net investment income to average net assets:
---------------------------------------------------------------------------------------------------------------------
      Before expense reimbursement                               4.48%          5.04%          4.84%          2.39%1
---------------------------------------------------------------------------------------------------------------------
      After expense reimbursement                                4.50%          5.29%          6.18%          6.33%1
---------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                      70.60%        104.65%         59.32%         98.58%
---------------------------------------------------------------------------------------------------------------------

*    The investment portfolio commenced operations on August 30, 1999.
1    Annualized.

                                SERVICE PROVIDERS

INVESTMENT ADVISOR:
   CRAFund Advisors, Inc.
   1830 Main Street, Suite 204
   Weston, Florida 33326

ADMINISTRATOR:
   Citco-Quaker Fund Services, Inc.
   1288 Valley Forge Road
   P.O. Box 987, Suite 88
   Valley Forge, PA 19482

LEGAL COUNSEL:
   Drinker Biddle & Reath LLP
   18th and Cherry Streets
   Philadelphia, PA 19103-6996

INDEPENDENT AUDITORS:
   Grant Thornton LLP
   60 Broad Street
   New York, NY 10004

CUSTODIAN:
   Wachovia Bank
   1339 Chestnut Street
   Philadelphia, PA 19101-7618

                         WHERE TO FIND MORE INFORMATION

     You will find more information about the Fund in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

     The Fund's annual and semi-annual reports contain more information about the Fund and a discussion about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal period.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

     The SAI contains detailed information about the Fund and its policies. By law, it is incorporated by reference into (considered to be part of) this prospectus.

     You can get a free copy of these documents, request other information about the Fund and make shareholder inquiries by calling Neil M. Solomon at the Fund toll-free at 1-877-272-1977 or writing to:

          The Community Reinvestment Act Qualified Investment Fund c/o CRAFund Advisors, Inc.
          1830 Main Street, Suite 204
          Weston, FL 33326
          Attention: Neil M. Solomon

or on the Internet at WWW.CRAFUND.COM

     You can write to the Securities and Exchange Commission ("SEC") Public Reference Section and ask them to mail you information about the Fund, including the SAI. The SEC will charge you a duplicating fee for this service. You can also visit the Public Reference Room to review and copy the documents. For information about the operation of the Public Reference Room, call the SEC.

          Public Reference Section of the SEC
          Washington, DC  20549-0102
          202-942-8090

     Reports and other information about the Fund are also available on the SEC's Edgar database at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov

The Fund's Investment Company Act File No. is 811-09221.